                                CREDIT AGREEMENT
                                (Borrowing Base)

THIS CREDIT AGREEMENT (as amended, restated and supplemented from time to time, this "AGREEMENT") by and between 1ST TECH CORPORATION ("1st Tech"), a Delaware corporation, DARKHORSE SYSTEMS, INCORPORATED ("Darkhorse"), a Delaware corporation (jointly and severally, "Borrowers" and each a "Borrower"); TANISYS TECHNOLOGY, INC., a Wyoming corporation ("Guarantor") and CHEMICAL BANK, a New York state bank, ("BANK") is executed June ______, 1996 to be effective as of May 20, 1996 ("Effective Date").

PRELIMINARY STATEMENT. Texas Commerce Bank National Association ("Texas Commerce") has made loans to 1st Tech Corporation ("Old 1st Tech"), a Texas Corporation, governed and evidenced by a Credit Agreement between Old 1st Tech and Texas Commerce dated July 24, 1995, as amended, and the $12,000,000.00 Note and other Loan Documents referenced in such agreement. Texas Commerce has made loans to Darkhorse Systems, Incorporated ("Old Darkhorse"), a Texas Corporation, governed and evidenced by a $400,000.00 Revolving Promissory Note With Borrowing Base and Agreement executed by Old Darkhorse and delivered to Texas Commerce dated January 16, 1996, and the Loan Documents referenced in such note. The facilities described in this paragraph and all rights, interests and respective Loan Documents existing in connection therewith are the "Old Facilities."

In connection with the execution of this Agreement, Guarantor has formed 1st Tech and Darkhorse (originally incorporated under the respective names Tanisys Acquisition Corp. and Tanisys Acquisition Corp. II) to become successors by merger to Old 1st Tech and Old Darkhorse respectively, on or about the Effective Date (the "Merger"). Guarantor has requested and Texas Commerce and Bank have agreed, subject to all terms and conditions of this Agreement, that Bank shall extend credit to the Borrowers to payoff and replace the Old Facilities.

Each of the parties expressly acknowledges and agrees (i) that the Old Facilities are and shall remain obligations of Old 1st Tech and Old Darkhorse, respectively, and any successors, each in accordance with its terms, until finally paid in full in accordance therewith; (ii) that the transactions contemplated in the second paragraph of this Preliminary Statement require, under the terms of the Old Facilities, the consent of Texas Commerce which consent shall be deemed given upon the effectiveness of this Agreement after the satisfaction of the Conditions Precedent to this Agreement Generally below; but, otherwise, such consent has not been given and Texas Commerce is in no way obligated to give such consent except upon satisfaction of all such Conditions Precedent to this Agreement Generally.

CONDITIONS PRECEDENT TO THIS AGREEMENT GENERALLY. This Agreement shall become effective only upon the occurrence of all the following conditions and events, all of which must occur on or about the Effective Date, or this Agreement shall be null and void in all respects:

1.   All representations and warranties made in this Agreement shall be true.
2.   All conditions precedent set out in section 2.1 and 2.2 shall be satisfied.
3. All transactions described in the "Pro-forma Consolidation" dated April 18, 1996 provided to Bank and Texas Commerce by Guarantor shall have been consummated.
4. Without limiting the generality of the preceding condition, the issuance by 1st Tech of stock in exchange for $2,000,000.00 cash shall have been completed.
5. Borrowing Base Availability after deducting existing balances brought over from Old Facilities shall be at least $500,000, for both Borrowers combined.
6. The parties shall execute any further documents, agreements, certificates and legal opinions reasonably required by Bank or Texas Commerce to fulfill the intent of this Agreement.
7. Provide 2 year projections of Borrowers and Guarantors Balance Sheet, Income Statement, and Cash Flows by July 1, 1996.

PRINCIPAL BALANCES PAID OFF AND BECOMING OBLIGATIONS OF THE BORROWERS ON OR ABOUT THE CLOSING DATE. As of June 14, 1996, Texas Commerce has advanced and there is outstanding and unpaid principal amounts of $2,867,023.66 in Loans under the Old 1st Tech Credit Agreement and Note; and $188,600.00 in Loans under the Old Darkhorse Note; all in addition to any accrued and unpaid interest fees and any other amounts otherwise payable thereunder.

1.   THE LOANS
REVOLVING CREDIT NOTE 1.1. Subject to the terms and conditions hereof, Bank agrees to make loans ("LOAN" or "LOANS") to Borrowers from time to time before the Termination Date, not to exceed at any one time outstanding the lesser of the Borrowing Base or $6,000,000.00 ("COMMITMENT"). Borrowers may borrow, repay and reborrow upon a Loan Request in Proper Form submitted by either Borrower. Loans may only be used to (i) pay off amounts payable under the Old Facilities, and, thereafter, (ii) finance accounts receivable and inventory from Borrowers' regular business operations. Chapter 15 of the Texas Credit Code will not appy to this Agreement, the Note or any Loan. The Loans will be evidenced by, and will bear interest and be payable as provided in, Borrowers' promissory note dated the Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "NOTE"). "TERMINATION DATE" means the earlier of: (a) June 30, 1998; or (b) the date specified by Bank pursuant to SECTION 6.1 hereof.

LETTERS OF CREDIT 1.1.A Bank in its sole absolute discretion may issue sight draft commercial and/or standby letters of credit up to the day before the Termination Date for the account of Borrowers and in favor of such Person or Persons as may be designated by either Borrower upon an application substantially in the form of Bank's then current application and agreement therefor or other application acceptable to Bank ("APPLICATION"), duly completed and executed by either Borrower in Proper Form not less than two (2) Business Day(s) prior to the date on which the letter of credit is to be issued. "LETTER OF CREDIT" means any Letter of Credit issued by Bank upon an Application of Borrowers. No Letter of Credit shall have an expiry date later than a date ______ months from the Termination Date. Letters of Credit may be commercial or standby. "L/C OBLIGATIONS" means the sum of (a) the face amount of all outstanding Letters of Credit less any drawings that have been paid by Borrowers either with a

Loan or other means acceptable to Bank and (b) any other amounts owing to Bank under the Applications not already included in (a). Borrowers will pay a fee in an amount equal to the greater of: (a) (i) for commercial L/Cs, one percent (1.0%) per quarter or fraction thereof on the face amount of the Letter of Credit and (ii) for Standby L/Cs, three percent (3.0%) per annum or fraction thereof on the face amount of the Letter of Credit; and (b) Bank's minimum fee in effect on the issue date of the Letter of Credit. Bank may at any time, but is not required to, make a Loan without prior notice to Borrowers to pay any drawing under a Letter of Credit and to pay any L/C Obligation. Letters of Credit shall be for the purpose of financing trade credit extended to either Borrower in its regular course of business. L/C Obligations shall never exceed $2,000,000.00 ("LETTER OF CREDIT SUBLIMIT").

BORROWING BASE 1.2:

(a) The BORROWING BASE on each Business Day is the "Total Availability on Accounts Receivable and Inventory" calculated in accordance with the Borrowing Base Certificate in Exhibit A, the "Accounts Receivable Loan Administration Procedures" delivered by Bank to Borrower and incorporated herein by reference as if fully set forth. Each reference to "Chase Manhattan Bank" in Exhibit A shall be deemed a reference to Bank. The Borrowing Base shall include only Accounts receivable of 1st Tech.
(b) The calculations, definitions and other criteria set out in Exhibit A shall be subject to the following definitions and adjustments:
        (i) "Other" ineligible Accounts means all Accounts not subject to Bank's first and prior lien and security interest and such assets deemed from time to time to be, in the sole judgment of the Bank, ineligible for purposes of determining the Borrowing Base; Memo A/R and Evaluation A/R shall be Ineligible Accounts. "'Memo' and 'Evaluation' A/R" shall include all Accounts of the type typically referred to as such by Borrower prior to the Effective Date, and any accounts which do not represent payments finally earned or which result from a sale subject to product evaluation by the buyer. Outstanding Loans, interest and fees counted against Total Availability on Accounts Receivable and Inventory shall use Bank's standard estimation provided by Bank to Borrower.
        (ii) Each Accounts Advance Factor may be increased or decreased by the Bank at any time and from time to time upon written notice to Borrower, in the reasonable exercise of Bank's sole underwriting discretion. Without limiting the generality of the foregoing, Bank shall be deemed to have exercised reasonable discretion if it reduces the Accounts Advance Factor in reasonable proportion to increased dilution of Accounts which Bank believed exceeds 5% of the amount existing at the Effective Date of the Agreement.

REQUIRED PAYMENT 1.3 If the unpaid amount of the Loans and L/C Obligations on any Business Day exceeds the Borrowing Base on such day, Borrowers shall make a payment on the Note in an amount sufficient to reduce the total unpaid principal balance of the Note to an amount no greater than the Borrowing Base, such payment due and payable on the date such excess occurs, to accompany timely delivery of Borrowers' monthly Borrowing Base Report or Daily Collateral Certificate, as the case may be. If the balance on the Note is zero and the amount of L/C Obligations still exceeds the Borrowing Base, Borrowers will promptly deliver cash collateral to Bank in an amount sufficient to eliminate such excess.

FACILITY FEES 1.4 Borrowers will pay the following fees: (i) a Structuring Fee of $75,000.00, due and payable upon the execution of this Agreement; and (ii) an Administration Fee of $50,000 per annum payable in installments due on the Effective Date of this Agreement and the 1st date of each third month thereafter. Borrowers authorize Bank in its discretion and without prior notice to advance against the Commitment and Note to pay these fees when due.

PAST DUE AMOUNTS 1.5 Each amount due to Bank in connection with the Loan Documents will bear interest from its due date until paid at the Highest Lawful Rate unless the applicable Loan Document provides otherwise.

2.   CONDITIONS PRECEDENT.
ALL LOANS AND L/C OBLIGATIONS 2.1 Bank is not obligated to make any Loan unless: (a) Bank has received the following, duly executed and in Proper Form:
(1) a Request for Loan substantially in the form of the sample letter set out in Exhibit A not later than 11 am Central Time on the date (which shall be a Business Day) of the proposed Loan, or an Application for Letter of Credit as provided in section 1.1.A, as the case may be; provided however, Bank may accept and act upon verbal advance requests received from a Borrower's representative reasonably believed by Bank to be authorized to make such requests, each such request to be confirmed in writing in Proper Form; (2) a Borrowing Base Report within the time required by this Agreement; (3) a Lockbox Processing Agreement in Proper Form; and (4) such other documents as Bank reasonably may require; (b) no Event of Default exists; and (c) the making of the Loan is not prohibited by, or subjects Bank to any penalty or onerous condition under any Legal Requirement.

FIRST LOAN 2.2 In addition to the matters described in the preceding section, Bank will not be obligated to make the first Loan unless Bank has received all of the Loan Documents specified on ANNEX I in Proper Form.

REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Agreement and to make Loans and create L/C Obligations, each Borrower represents and warrants as of the Effective Date, the date of each request for a Loan, and each presentation by any Borrower of any financial information, report, notice and certificate hereunder, that each of the following statements is and shall remain true and correct throughout the term of this Agreement:

ORGANIZATION AND STATUS 3.1 Each Borrower and Subsidiary of each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; has all power and authority to conduct its business as presently conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable. No Borrower has any Subsidiary other than those listed in ANNEX II and each Subsidiary is owned as set forth on ANNEX
II. If any Borrower is subject to the Texas Revised Partnership Act ("TRPA"), Borrower agrees that Bank is not required to comply with Section 3.05(d) of TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property.

FINANCIAL STATEMENTS 3.2 All financial statements delivered to Bank are complete and correct and fairly present, in accordance with generally accepted accounting principles, consistently applied ("GAAP") (or the other accounting basis specified herein, if expressly provided for in this Agreement), financial condition and results of operations as at the dates and for the periods indicated, on consolidated and consolidating bases. If this Agreement provides for audited, reviewed or compiled financial statements, such service shall have been provided by an independent certified public accountant acceptable to Bank, and if audited statements are provided such statements shall be certified with an unqualified opinion in accordance with generally acceptable auditing standards ("GAAS"). No material adverse change has occurred in the assets, liabilities, financial condition, business or affairs of any Borrower or any Subsidiary of any Borrower since the dates of such financial statements. No Borrower or Subsidiary of any Borrower is subject to any instrument or agreement materially and adversely affecting its financial condition, business or affairs.

ENFORCEABILITY 3.3 The Loan Documents are legal, valid and binding obligations of the Parties enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally. The execution, delivery and performance of the Loan Documents have all been duly authorized by all necessary action; are within the power and authority of the Parties; do not and will not violate any Legal Requirement, the Organizational Documents of the Parties or any agreement or instrument binding or affecting the Parties or any of their respective Property.

COMPLIANCE 3.4 Each Borrower and each Subsidiary of each Borrower has filed all applicable tax returns and paid all taxes shown thereon to be due, except those for which extensions have been obtained and those which are being contested in good faith and for which adequate reserves have been established. Each Borrower and each Subsidiary of each Borrower is in compliance with all applicable Legal Requirements and manages and operates (and will continue to manage and operate) its business in accordance with good industry practices. No Borrower or Subsidiary of any Borrower is in default in the payment of any other indebtedness or under any agreement to which it is a party. The Parties have obtained all consents of and registered with all Governmental Authorities or other Persons required to execute, deliver and perform the Loan Documents.

LITIGATION 3.5 Except as previously disclosed to Bank in writing, there is no litigation or administrative proceeding pending or, to the knowledge of any Borrower, threatened against, nor any outstanding judgment, order or decree affecting any Borrower or Subsidiary of any Borrower before or by any Governmental Authority.

TITLE AND RIGHTS 3.5 Each Borrower and Subsidiary of each Borrower has good and marketable title to its Property, free and clear of any Lien except for Liens permitted by this Agreement and the other Loan Documents. Except as otherwise expressly stated in the Loan

Documents or permitted by this Agreement, the Liens of the Loan Documents will constitute valid and perfected first and prior Liens on the Property described therein, subject to no other Liens whatsoever. Each Borrower and Subsidiary of each Borrower possesses all permits, licenses, patents, trademarks and copyrights required to conduct its business. All easements, rights-of-way and other rights necessary to maintain and operate each Borrower's Property have been obtained and are in full force and effect.

REGULATION U; BUSINESS PURPOSE 3.7 None of the proceeds of any Loan will be used to purchase or carry, directly or indirectly, any margin stock or for any other purpose which would make this credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. All Loans will be used for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use or primarily for agricultural purposes as such terms are used in Chapter One of the Texas Credit Code.

ENVIRONMENT 3.8 Each Borrower and Subsidiary of each Borrower have complied with applicable Legal Requirements in each instance in which any of them have generated, handled, used, stored or disposed of any hazardous or toxic waste or substance, on or off its premises (whether or not owned by any of them). No Borrower or Subsidiary of any Borrower has any material contingent liability for non-compliance with environmental or hazardous waste laws. No Borrower or Subsidiary of any Borrower has received any notice that it or any of its Property or operations does not comply with, or that any Governmental Authority is investigating its compliance with, any environmental or hazardous waste laws.

INVESTMENT COMPANY ACT/PUBLIC UTILITY HOLDING COMPANY ACT 3.9 No Borrower or Subsidiary of any Borrower is an "investment company" within the meaning of the Investment Company Act of 1940 or a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

STATEMENTS BY OTHERS 3.10 All statements made by or on behalf of any Borrower, Subsidiary of any Borrower or any other Party in connection with any Loan Document constitute the joint and several representations and warranties of all Borrowers hereunder.

NOTICE OF ACCOUNT DEBTORS 3.11 Borrower has sent to each Account Debtor written instructions in the form previously delivered and approved by Bank, to remit all payments and remittances in respect to the Accounts directly to the Lockbox.

4. AFFIRMATIVE COVENANTS. Each Borrower agrees to do, and if necessary cause to be done, and cause its Subsidiaries to do, each of the following:

CORPORATE FUNDAMENTALS 4.1 (a) Pay when due all taxes and governmental charges of every kind, including without limitation those upon franchises, income, profits or Property, unless and only to the extent that the same shall be contested in good faith and adequate reserves have been established therefor,
(b) Renew and keep in full force and effect all licenses, permits and franchises; (c) Do all things necessary to preserve corporate existence and qualifications and rights in all jurisdictions where such qualification is necessary or desirable; (d) Comply with all applicable Legal Requirements; and
(e) Protect, maintain and keep in good repair its Property and make all replacements and additions to Property as may be reasonably necessary to conduct business properly and efficiently.

INSURANCE 4.2 Maintain insurance with such reputable financially sound insurers, on such Property and personnel, in such amounts and against such risks as is customary with similar Persons or as may be reasonably required by Bank, and furnish Bank satisfactory evidence thereof promptly upon request. These insurance provisions are cumulative of the insurance provisions of the other Loan Documents. Bank will be named as a beneficiary, loss payee or additional insured of such insurance as its interest may appear and Borrowers will provide Bank with copies of the policies of insurance and a certificate of the insurer that the insurance required by this section may not be canceled, reduced or affected in any manner without 30 days' prior written notice to Bank.

FINANCIAL INFORMATION/BORROWING BASE REPORT 4.3 Each Borrower will furnish to Bank in Proper Form: (a) the scheduled financial information, reports and certificates set out in EXHIBIT B within the times agreed to therein and certified by the president or chief financial officer of the reporting entity;
(b) promptly after such request is submitted to the appropriate Governmental Authority, any request for waiver of funding standards or extension of amortization periods with respect to any employee benefit plan; (c) copies of special audits, studies, reports and analyses prepared for the management of such Borrower by outside parties and (d) such other information relating to the financial condition and affairs of any Borrower and guarantors and their Subsidiaries as Bank may request from time to time in its discretion.

MATTERS REQUIRING NOTICE 4.4 Notify Bank immediately, upon acquiring knowledge of (a) the institution or threatened institution of any lawsuit or administrative proceeding which, if adversely determined, might adversely affect any Borrower; (b) any material adverse change in the assets, liabilities, financial condition, business or affairs or any Borrower, (c) any Event of Default; or (d) any reportable event or any prohibited transaction in connection with any employee benefit plan.

INSPECTION 4.5 Permit Bank and its affiliates to inspect and photograph its Property, to examine and copy its files, books and records, and to discuss its affairs with its officers and accountants, at such times and intervals and to such extent as Bank reasonably desires.

ASSURANCES 4.6 Promptly execute and deliver any and all further agreements, documents, instruments, and other writings that Bank may request to cure any defect in the execution and delivery of any Loan Document or more fully to describe particular aspects of the agreements set forth or intended to be set forth in the Loan Documents.

CERTAIN CHANGES 4.7 Notify Bank at least 30 days prior to the date that any of the Parties changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records or the location of any of the Collateral.

EXHIBIT B 4.8 Comply with each of the other affirmative covenants set forth in EXHIBIT B.

LANDLORD'S RESERVE 4.9 Maintain an investment deposit account with Bank in an amount equal to no less than 4 times the amount of the monthly rental for each location of Borrower for which Bank does not have a Landlord's waiver in proper form ("Landlord's Reserve"). The investment time deposit shall not be pledged to any person and Bank shall have the right to use such amounts to pay any rent owed by Borrower.

LOCKBOX PROCESSING AGREEMENT/COLLECTION ACCOUNT 4.10 A. (i) Establish a deposit account maintained by Texas Commerce styled "______[name of Borrower]______ Borrowing Base Accounts Receivable" ("Collection Account") at such Borrower's sole expense into which all revenues, money checks and income, howsoever evidenced, received by such Borrower and its subsidiaries will be deposited; (ii) Execute and deliver a lockbox processing agreement (which may take the form of an addendum to the Texas Commerce Treasury Management Services Agreement) between such Borrower, Bank and Texas Commerce ("Lockbox Processing Agreement") in Proper Form, provided however that should there be a conflict between the terms of this Agreement and the Lockbox Processing Agreement or the Terms and Conditions of the Collection Account, the terms of this Agreement shall govern; (iii) Deliver, or cause to be delivered, directly to the Bank for deposit to the Collection Account, all revenues, monies, checks, drafts income and proceeds of Accounts received by such Borrower or by others on behalf of such Borrower with such collections on the Accounts accompanied by sufficient information to identify the invoice to which such collections relate; (iv) Cause each Account Debtor to make all payments due to such Borrower by check payable to such Borrower and to mail or deliver the checks to the Lockbox, for deposit to the Collection Account; (v) Take all action as Bank may request to permit Bank to have continuous domain and control over the Lockbox and Collection Account. B. COLLECTION ACCOUNT: Bank shall have full right and authority at any time to notify and direct any Account Debtor to deliver all payments directly to Bank for deposit into the Collection Account. Bank shall have the sole right to make withdrawals from, and to administer the Collection Account. Any collections on account of any Accounts received directly by such Borrower or any subsidiary of such Borrower shall be received in trust for the benefit of Bank, segregated from other funds of such Borrower and paid over to Bank in same form as received with any endorsement to be held in the Collection Account. Bank shall be entitled to daily apply all collected deposits in the Collection Account first to the principal amount of the Loans then to interest on the Loans then to fees and expenses and other amounts owing to Bank and any excess after such application shall be maintained in the Collection Account. C. POWER OF ATTORNEY. Each Borrower hereby appoints Bank as such Borrower's attorney-in-fact and grants Bank full right and authority: (a) at all times during the term of this Agreement, to supply any necessary endorsement and/or signature of any Borrower on checks, drafts and any other form of payment received, including endorsing such Borrower's name thereon as appropriate and to forward such items for collection in normal course and deposit the proceeds thereof, and on any invoice or bill of lading related to any Collateral; (b) after the occurrence of an Event of Default which is continuing, to notify the U.S. Postal Service and any other person to change address for delivery of any Borrower's mail to such address as may be designated by Bank; and (c) to do all such other acts and things in the name of Borrower reasonably necessary or convenient to assuring Bank the full benefit of the provisions of this section 4.10. This power of attorney is irrevocable, shall survive the dissolution or liquidation of such Borrower, and is deemed coupled with an interest. This power of attorney shall terminate only at such time as all Obligations have been paid in full. Termination of the power of attorney shall not affect the validity of any acts performed by the Bank pursuant to the power of attorney prior to termination. This power of attorney evidences rights which are cumulative with all other rights granted in all other Loan Documents, and is entitled in all respects to the indemnity appearing in section 7.8. D. GRANT OF SECURITY INTEREST. Each Borrower assigns and pledges to Bank, and grants to Bank a security interest in, all of such Borrower's right, title and interest in and to the Collection Account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account; and all proceeds of any and all of the foregoing. E. OPERATING ACCOUNTS. Each Borrower shall maintain all of its operating accounts with Bank or Texas Commerce, except accounts with balances never exceeding $25,000.00 at locations not served by either such bank.

5. NEGATIVE COVENANTS. Except as expressly permitted on Exhibit B, no Borrower or Subsidiary of Borrower will:

INDEBTEDNESS 5.1 Create, incur, or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to, any Indebtedness, contingent or otherwise unless there is a permitted amount set forth in EXHIBIT B, EXCEPT: (a) Indebtedness to Bank, or secured by Liens permitted by this Agreement, or otherwise approved in writing by Bank, and renewals and extensions (but not increases) thereof; and (b) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms.

LIENS 5.2 Create or permit to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its accounts or other Property, EXCEPT: (a) Liens, not for borrowed money, arising in the ordinary course of business; (b) Liens for taxes not delinquent or being contested in good faith by appropriate proceedings; (c) Liens in effect on the date hereof and disclosed to Bank in writing, so long as neither the indebtedness secured thereby nor the Property covered thereby increases; and (d) Liens in favor of Bank, or otherwise approved in writing by Bank. Notwithstanding anything to the contrary herein, no Borrower or Subsidiary of Borrower will permit any Lien on any inventory that secures the Loans and L/C Obligations unless Bank shall provide Borrower with Bank's prior written consent.

FINANCIAL AND OTHER COVENANTS 5.3 Fail to comply with the required financial covenants and other covenants described, and calculated as set forth, in EXHIBIT
B. Unless otherwise provided on EXHIBIT B, all such amounts and ratios will be calculated: (a) on the basis of GAAP; and (b) on a consolidated basis. Compliance with the requirements of EXHIBIT B will be determined as of the dates of the financial statements to be provided to Bank.

CORPORATE CHANGES 5.4 In any single transaction or series of transactions, directly or indirectly: (a) liquidate or dissolve; (b) be a party to any merger or consolidation; (c) sell or dispose of any interest in any Subsidiary, or permit any Subsidiary to issue any additional equity other than to a Borrower,
(d) sell, convey or lease all or any substantial part of its assets, EXCEPT for sale of inventory in the ordinary course of business; or (e) permit any change in ownership of any Borrower.

RESTRICTED PAYMENTS 5.5 At any time: (a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest; (b) declare or pay any dividend (EXCEPT stock dividends paid to another Borrower); or (c) make any other distribution or contribution of any Property or cash or obligation to owners of an equity interest in their capacity as such.

NATURE OF BUSINESS; MANAGEMENT 5.6 Change the nature of its business or enter into any business which is substantially different from the business in which it is presently engaged, or permit any material change in its management.

AFFILIATE TRANSACTIONS 5.7 Enter into any transaction or agreement with any Affiliate except upon terms substantially similar to those obtainable from wholly unrelated sources.

SUBSIDIARIES 5.8  Form, create or acquire any Subsidiary.

LOANS AND INVESTMENTS 5.9 Make any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, any stock, bonds, notes, debentures, or other securities of, any Person, except: (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition; (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000.00; and (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service.

CHANGE IN LOCKBOX 5.10 Instruct or otherwise permit any Account Debtor to remit payments to any account, lockbox or other location other than the Lockbox.

6.   EVENTS OF DEFAULT AND REMEDIES.

EVENTS OF DEFAULT 6.1  Each of the following is an "EVENT OF DEFAULT":
Any Obligor fails to pay any principal of or interest on any Note or any other obligation under any Loan Document as and when due; or
(a)Any Obligor or any Subsidiary of any Borrower fails to pay at maturity, or within any applicable period of grace, any principal of or interest on any other borrowed money obligation or fails to observe or perform any term, covenant or agreement contained in any agreement or obligation by which it is bound; or

(c)Any representation or warranty made in connection with any Loan Document was incorrect, false or misleading when made; or
(d)Any Obligor violates any covenant contained in any Loan Document; or
(e)An event of default occurs under any other Loan Document; or
(f)Final judgment for the payment of money is rendered against Obligor or any Subsidiary of any Borrower and remains undischarged for a period of 30 days during which execution is not effectively stayed; or
(g)The sale, encumbrance or abandonment (except as otherwise expressly permitted by this Agreement) of any of the Collateral or the making of any levy, seizure, garnishment, sequestration or attachment thereof or therein; or the loss, theft, substantial damage, or destruction of any material portion of such Property; or
(h)Any order is entered in any proceeding against any Borrower or any Subsidiary of any Borrower decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for 30 days; or
(i)Any Obligor or any subsidiary of any Borrower makes a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or any such petition or application shall be filed or any such proceeding shall be commenced against any Obligor or any subsidiary of any Borrower and the Obligor or such subsidiary by any act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of any Obligor or any subsidiary of any Borrower or granting relief to any Obligor or any subsidiary of any Borrower or approving the petition in any such proceeding, and such order shall remain in effect for more than 30 days; or any Obligor or any subsidiary of any Borrower shall fail generally to pay its debts as they become due or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded, or vacated within 30 days after its issue or levy; or
(j)Any Obligor or any Subsidiary of any Borrower conceals or removes any part of its Property, with intent to hinder, delay or defraud any of its creditors, makes or permits a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or
(k)A material adverse change occurs in the assets, liabilities, financial condition, business or affairs of any Obligor or any Subsidiary of Borrower; or
(l)Any change occurs in the ownership of Borrower; or
(m)Any individual Obligor dies or any Obligor that is not an individual dissolves.
If any Event of Default occurs, then the Bank may do any or all of the following: (1) declare the Obligations to be immediately due and payable without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to any Obligor, terminate the Commitment and accelerate the Termination Date; (3) set off, in any order, against the indebtedness of any Borrower under the Loan Documents any debt owing by Bank to any Borrower (whether such debt is owed individually or jointly), including, but not limited to, any deposit account, which right is hereby granted by each Borrower to Bank; and (4) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise.

REMEDIES CUMULATIVE 6.2 No remedy, right or power of Bank is exclusive of any other remedy, right or power now or hereafter existing by contract, at law, in equity, or otherwise, and all remedies, rights and powers are cumulative.

7.   MISCELLANEOUS.
NO WAIVER 7.1 No waiver of any default or Event of Default will be a waiver of any other default or Event of Default. No failure to exercise or delay in exercising any right or power under any Loan Document will be a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. The making of any Loan during either the existence of any default or Event of Default, or subsequent to the occurrence of an Event of Default will not be a waiver of any such default or Event of Default. No amendment, modification or waiver of any Loan Document will be effective unless the same is in writing and signed by the Person against whom such amendment, modification or waiver is sought to be enforced. No notice to or demand on any Person shall entitle any Person to any other or further notice or demand in similar or other circumstances.

NOTICES 7.2 All notices required under the Loan Documents shall be in writing and either delivered against receipt therefor, or mailed by registered or certified mail, return receipt requested, in each case addressed to the address shown on the signature page hereof or to such other address as a party may designate. Except for the notices required by SECTION 2.1, which shall be given only upon actual receipt by Bank, notices shall be deemed to have been given (whether actually received or not) when delivered (or, if mailed, on the next Business Day).

GOVERNING LAW AND JURISDICTION 7.3 (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES); PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS AND THE BANK CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY TO THE NON-EXCLUSIVE JURISDICTION OF WHOSE COURTS. EACH OF THE BORROWERS AND THE BANK IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH

BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS THE PRENTICE HALL CORPORATION SYSTEM, INC., WITH OFFICES ON THE DATE HEREOF AT 15 COLUMBUS CIRCLE, NEW YORK, NEW YORK 10023 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE BANK. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN THE LOAN DOCUMENTS, SUCH SERVICE TO BECOME EFFECTIVE TEN DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE ANY PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH BORROWER IN ANY OTHER JURISDICTION. EACH BORROWER AND THE BANK EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

WAIVER OF JURY TRIAL 7.4 EACH BORROWER AND THE BANK EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH BORROWER AND THE BANK EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SURVIVAL; PARTIES BOUND; TERM OF AGREEMENT 7.5 (a) All representations, warranties, covenants and agreements made by or on behalf of each Borrower in connection with the Loan Documents will survive the execution and delivery of the Loan Documents; will not be affected by any investigation made by any Person, and will bind Borrower and the successors, trustees, receivers and assigns of each Borrower and will benefit the successors and assigns of Bank; PROVIDED that Bank's agreement to make Loans to Borrowers will not inure to the benefit of any successor or assign of any Borrower. Except as otherwise provided herein, the term of this Agreement will be until the later of the final maturity of the Note and the full and final payment of all Obligations and all amounts due under the Loan Documents. (b) Borrowers shall be entitled to terminate the Commitment by written notice to Bank, which notice shall become effective as to the accrual of fees payable hereunder upon the happening of the latest of (i) 30 days after Bank's receipt of such notice; and (ii) repayment in full of all amounts outstanding under the Note and otherwise under the Agreement.

DOCUMENTARY MATTERS 7.6 This Agreement may be executed in several identical counterparts, on separate counterparts; each counterpart will constitute an original instrument, and all separate counterparts will constitute but one and the same instrument. The headings and captions in the Loan Documents have been included solely for convenience and should not be considered in construing the Loan Documents. If any provision of any Loan Document is invalid, illegal or unenforceable in any respect under any applicable law, the remaining provisions will remain effective. The Loans and L/C Obligations and all other obligations and indebtedness of Borrower to Bank are entitled to the benefit of the Loan Documents.

EXPENSES AND FEES 7.7 Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement are consummated, Borrowers agree to pay on demand all out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Bank) in servicing and collection of the Loans and L/C Obligations. Borrower agrees to pay Bank's standard (i) Documentation Preparation and Processing Fee for preparation, negotiation and handling of this Agreement; (ii) lockbox processing fees as provided for in the separate agreement therefor; (iii) account maintenance fees for the Collection Account; (iv) any expenses of collection or other expenses incurred by Bank in connection with the maintenance of the Collection Account, shall be reimbursed by Borrowers to Bank at customary fee rates charged by the Bank for the services. In consideration of Bank's services of collecting the Accounts hereunder and monitoring and examining the Borrowing Base, Borrowers agree to pay Bank the Administration Fee provided for in Section 1.4. Bank may obtain reimbursement by causing other depository accounts of either Borrower at Bank to be charged from time to time therefor. The obligations of Borrowers under this and the following section will survive the termination of this Agreement but the accrual of periodic fees accrued during the existence of the Commitment shall be subject to the termination provisions in Section 7.4. Each Borrower authorizes Bank in its discretion and without prior notice to advance against the Commitment and Note to pay any or all such fees, expenses and other such Obligations when due.

INDEMNIFICATION 7.8 Each Borrower agrees to indemnify, defend and hold Bank harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency and expense (including interest, penalties, attorneys' fees and amounts paid in settlement) to which Bank may become subject arising out of or based upon the Loan Documents, any Loan, or the receipt, handling, payment and application of the monies received in connection with the Collection Account, including that resulting from Bank's own negligence, EXCEPT and to the extent caused by Bank's gross negligence or willful misconduct.

USURY NOT INTENDED 7.9 Borrowers and Banks intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Agreement or any other Loan Document will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the Loan Document or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrowers or credit the excess on any unpaid principal amount of the Note or any other Loan Document. All amounts constituting interest will be spread throughout the full term of the Loan Document or applicable Note in determining whether interest exceeds lawful amounts.

RIGHTS OF BORROWER AND BANK 7.10 Bank has not exercised any control, and Bank shall not exercise any control, over Borrowers in the determination of which of Borrowers' creditors Borrower will pay or which payments any Borrower will make in the ordinary course of any Borrower's business. Each Borrower, alone, shall exercise such judgment and determination. Nothing contained herein, however, shall, in any manner, affect, limit or impair the rights or remedies of Bank under this Agreement or any other Loan Documents as otherwise provided by applicable law, whether with regard to realization on the Collateral, rights of set off, compensation or otherwise.

PARTICIPATION; SETOFF 7.11 Borrowers and Bank acknowledge and agree that Bank, in Bank's sole discretion, may assign its interest or sell participation(s) in the Loans and Note to third parties, including without limitation Texas Commerce, without consent of or notice to Borrowers. Borrowers and Bank agree that each such participant shall be treated, to the extent of its pro rata interest in Borrowers' indebtedness, as if it were a party thereto, and shall be accorded and is hereby granted the right to setoff against any deposits, credit balances, or other funds of each Borrower which are or may be in its possession (without regard to maturity, tenor or other elements of otherwise mutual indebtedness).

NO COURSE OF DEALING 7.9 NO COURSE OF DEALING BY ANY BORROWER WITH BANK, NO COURSE OF PERFORMANCE AND NO TRADE PRACTICES OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT.

8. DEFINITIONS. Unless the context otherwise requires, capitalized terms used in Loan Documents and not defined elsewhere shall have the meanings provided by GAAP, except as follows:
ACCOUNTS shall have the meaning assigned to it in the Uniform Commercial Code applicable to this Agreement.
AFFILIATE means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means to possess, directly or indirectly, the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Bank is not under any circumstances to be deemed an Affiliate of any Borrower or any of its Subsidiaries.
AUTHORITY DOCUMENTS means certificates of authority to transact business, certificates of good standing, borrowing resolutions (with secretary's certificate), secretary's certificates of incumbency, and other documents which empower and enable any Borrower or its representatives to enter into agreements evidenced by Loan Documents or evidence such authority.
ACCOUNTS means all accounts as such term is defined in the Uniform Commercial Code.
ACCOUNT DEBTOR means any person in any way obligated on or in connection with any Account.
BUSINESS DAY means a day when the main office of Bank is open for the conduct of commercial lending business.
COLLATERAL means all Property, tangible or intangible, real, personal or mixed, now or hereafter subject to Security Documents, or intended so to be. CORPORATION means corporations, partnerships, limited liability companies, joint ventures, joint stock associations, associations, banks, business trusts and other business entities.
GOVERNMENT ACCOUNTS means receivables owed by the U.S. government or by the government of any state, county, municipality, or other political subdivision as to which Bank's security interest or ability to obtain direct payment of the proceeds is governed by any federal or state statutory requirements other than those of the Uniform Commercial Code, including, without limitation, the Federal Assignment of Claims Act of 1940, as amended.
GOVERNMENTAL AUTHORITY means any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over Bank or any Obligor, or any Subsidiary of any Borrower or their respective Property.
HIGHEST LAWFUL RATE means the maximum nonusurious rate of interest permitted to be charged by applicable Federal or state law (whichever permits the higher lawful rate) from time to time in effect. If (notwithstanding the election of the parties as to choice of law herein) Chapter One of the Texas Credit Code establishes the Highest Lawful Rate, the Highest Lawful Rate is the "indicated rate ceiling" as defined in that Chapter.
INDEBTEDNESS means and include (a) all items which in accordance with GAAP would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding capital stock, surplus, surplus reserves and deferred credits); (b) all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Indebtedness of others, and (c) all Indebtedness secured by any Lien existing on any interest of the Person with respect to which indebtedness is being determined, in Property owned subject to such Lien, whether or not the Indebtedness secured thereby has been assumed.
INVENTORY shall have the meaning assigned to it in the Uniform Commercial Code applicable to this Agreement.
LEGAL REQUIREMENT means any law, ordinance, decree, requirement, order, judgment, rule regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

LIEN shall mean any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract.
LOAN DOCUMENTS means this Agreement, the agreements, the Notes, Applications, documents, instruments and other writings contemplated by this Agreement or listed on Annex I, all other assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to the Bank pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.
LOCKBOX means the postal lockbox(s) maintained by Texas Commerce Bank National Association (Lockbox # _____ and # _____) into which Borrowers directs Account Debtors to make payment and remittance in respect to Accounts.
OBLIGATIONS means all principal, interest and other amounts which are to become owing under this Agreement, the Note, any Application or any other Loan Document.
OBLIGOR means each Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.
ORGANIZATIONAL DOCUMENTS means, with respect to a corporation, the certificate of incorporation, articles of incorporation and bylaws of such corporation; with respect to a limited liability company, the articles of organization, regulations and other documents establishing such entity, with respect to a partnership, joint venture, or trust, the agreement, certificate or instrument establishing such entity; in each case including all modifications and supplements thereof as of the date of the Loan Document referring to such Organizational Document and any and all future modifications thereof which are consented to by Bank.
PARTIES means all Persons other than Bank executing any Loan Document.
PERSON means any individual, Corporation, trust, unincorporated organization, Governmental Authority or any other form of entity.
PROPER FORM means in form and substance satisfactory to the Bank.
PROPERTY means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.
SECURITY DOCUMENTS means those Security Agreements listed on ANNEX I and all supplements, modifications, amendment, extensions thereof and all other agreements hereafter executed and delivered to Bank to secure the Loans and L/C Obligations.
SUBORDINATED DEBT means any Indebtedness subordinated to Indebtedness due Bank pursuant to a written subordination agreement in Proper Form by and among Bank, subordinated creditor and the relevant Borrower which at a minimum must prohibit: (a) any action by subordinated creditor which will result in an occurrence of an Event of Default or default under this Agreement, the subordination agreement or the subordinated Indebtedness; and (b) upon the happening of any Event of Default or default under any Loan Document, the subordination agreement, or any instrument evidencing the subordinated Indebtedness (i) any payment of principal and interest on the subordinated Indebtedness; (ii) any act to compel payment of principal or interest on subordinated Indebtedness; and (iii) any action to realize upon any Property securing the subordinated Indebtedness.
SUBSIDIARY means, as to a particular parent Corporation, any Corporation of which 50% or more of the indicia of equity rights is at the time directly or indirectly owned by such parent

Corporation or by one or more Persons controlled by, controlling or under common control with such parent Corporation.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANK AND THE PARTIES.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BORROWER: 1ST TECH CORPORATION

By:  /s/ GARY W. PANKONIEN
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
Address:
        --------------------------------

BORROWER: DARKHORSE SYSTEMS, INCORPORATED

By:  /s/ GARY W. PANKONIEN
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
Address:
        --------------------------------

BANK:     CHEMICAL BANK

By:  /s/ DAVID E.  BONHAM
   -------------------------------------
Name:     David E.  Bonham
Title:
      ----------------------------------
Address:
        --------------------------------

EXHIBITS:                                                   ANNEXES:
       A    ACCOUNTS RECEIVABLE LOAN ADMINISTRATION         I    LOAN DOCUMENTS
            PROCEDURES
       B    REPORTING REQUIREMENTS, FINANCIAL COVENANTS     II   SUBSIDIARIES
       C    LOCKBOX PROCESSING AGREEMENT

                                    EXHIBIT A

           [INSERT ACCOUNTS RECEIVABLE LOAN ADMINISTRATION PROCEDURES
                           INCORPORATED BY REFERENCE]

EXHIBIT B: 1ST TECH CORPORATION, DARKHORSE SYSTEMS, INCORPORATED, TANISYS TECHNOLOGY, INC.
                    REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND
   COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD ENDING _____, 199__ ("END DATE")

A.  REPORTING PERIOD. Borrowers will provide this Exhibit completed in Proper Form with each financial statement delivered under the Agreement.

THIS REPORT IS FOR THE    / / MONTH     / / FISCAL YEAR     ("REPORTING PERIOD") ENDING __________, 199_ ("END DATE").
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
B.  FINANCIAL REPORTING. The following financial information will be provided within the times indicated                 COMPLIANCE
------------------------------------------------------------------------------------------------------------------------
     WHO                          WHEN DUE                                          WHAT                                  (Circle):
-----------------------------------------------------------------------------------------------------------------------------------
EACH BORROWER      (i) Within 90 days of fiscal year end     GAAP financial statements (balance sheet, income             Yes   No
                                                             and cash flow statements) audited (with unqualified
                                                             opinion) by independent CPAs satisfactory to Bank, with
                                                             Compliance Certificate
                   ----------------------------------------------------------------------------------------------------------------
                   (ii) Within 20 days of each month End     Unaudited monthly and YTD financial statements with          Yes   No
                   Date including FYE month                  Compliance Certificate
                   ----------------------------------------------------------------------------------------------------------------
                   (iii) Within 15 days of each month End    Borrowing Base Report with A/R aging and listing,            Yes   No
                   Date including FYE month                  inventory report, and A/P listing (refer to Exhibit A)
                                                             & Summary of uninsured A/P
                   ----------------------------------------------------------------------------------------------------------------
                   (iv)  Each Business Day                   Daily Collateral Certificate (refer to Exhibit A)            Yes   No
-----------------------------------------------------------------------------------------------------------------------------------
GUARANTOR          (v)   Within 90 days of fiscal year end   GAAP financial statements (balance sheet, income and cash    Yes   No
                                                             flow statements) audited (with unqualified opinion) by
                                                             independent CPAs satisfactory to Bank
                   ----------------------------------------------------------------------------------------------------------------
                   (vi)  Within 10 days of filing            All Forms 10-K, 10-Q and 8-K                                 Yes   No
-----------------------------------------------------------------------------------------------------------------------------------
EACH BORROWER      (vii) Within 90 days of the end of each   2 year forward projections of Borrowers' and Guarantor's     Yes   No
and GUARANTOR      FYE and mid FY quarter end                balance sheet, income statement and cash flow statement,
                                                             by quarter, prepared on same basis as projections provided to Lenders prior to execution of this Agreement
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

C.  FINANCIAL COVENANTS. Borrowers and Guarantor will comply with the following financial covenants, applying GAAP,      COMPLIANCE
the definitions in Section 8, and THE CALCULATIONS AND ADJUSTMENTS FROM THE ACTUAL REPORTED COLUMN BELOW (fiscal periods refer to Borrower's fiscal periods).
------------------------------------------------------------------------------------------------------------------------
REQUIRED. Each applies at all times and is reported          ACTUAL REPORTED.  For current Reporting Period or as         (Circle):
as indicated:                                                of the End Date, as appropriate:
-----------------------------------------------------------------------------------------------------------------------------------
1. 1st Tech shall maintain Tangible Net Worth as adjusted    Stockholder's Equity                $__________              Yes   No
of at least $2,000,000.00, PLUS, as of the end of each       Minus:   Goodwill                   $__________
fiscal quarter beginning with the quarter ending 9/30/96,             Other Intangible Assets    $__________
$75,000 per quarter                                                   Loans/Advances to
                                                                        Equity holders           $__________
Please indicate requirement:                                          Loans to Affiliates        $__________
     $2,000,000                                              Plus:    Subordinated Debt          $__________
   + __________ at $75,000/quarter beginning 9/30/96
   = __________ Required                                     = Tangible Net Worth as adjusted               $__________
-----------------------------------------------------------------------------------------------------------------------------------
2. Darkhorse shall maintain Tangible Net Worth as adjusted   Stockholder's Equity                $__________              Yes   No
of at least $500,000.00, PLUS, as of the end of each         Minus:   Goodwill                   $__________
fiscal quarter beginning with the quarter ending 9/30/96,             Other Intangible Assets    $__________
$75,000 per quarter                                                   Loans/Advances to
                                                                        Equity holders           $__________
Please indicate requirement:                                          Loans to Affiliates        $__________
     $500,000                                                Plus:    Subordinated Debt          $__________
   + __________ at $75,000/quarter beginning 9/30/96
   = __________ Required                                     = Tangible Net Worth as adjusted               $__________
-----------------------------------------------------------------------------------------------------------------------------------
3. 1st Tech shall maintain a current Ratio of at least       $____________   /   $____________   =   ____________
 1.00:1.00.                                                                                          ____________
                                                             Current Assets    Current Liabilities   Current Ratio
-----------------------------------------------------------------------------------------------------------------------------------
4. Darkhorse shall maintain a current Ratio of at least      $____________   /   $____________   =   ____________
 1.30:1.00.                                                                                          ____________
                                                             Current Assets    Current Liabilities   Current Ratio
-----------------------------------------------------------------------------------------------------------------------------------
5. 1st Tech shall have a ratio of EBDITA (Adjusted)          Net Income for prior 3 months            $__________         Yes   No
to interest expense of at least 1.25:1.00, as of the         Plus:    Tax Expense                     $__________
end of each month.                                                    Interest Expense                $__________
                                                                      Depreciation/Amortization       $__________
                                                             Minus:   Capital expenditures            $__________
                                                                      Nonrecurring Items              $__________
                                                             Equals: EBDITA (adjusted)                $__________

                                                             $__________/      $__________    =    __________
                                                             EBDITA(Adjusted)  Interest Expense    Ratio
-----------------------------------------------------------------------------------------------------------------------------------
6. Darkhorse shall have a ratio of EBDITA (Adjusted)         Net Income for prior 3 months            $__________         Yes   No
to interest expense of at least 1.25:1.00, as of the         Plus:    Tax Expense                     $__________
end of each month.                                                    Interest Expense                $__________
                                                                      Depreciation/Amortization       $__________
                                                             Minus:   Capital expenditures            $__________
                                                                      Nonrecurring Items              $__________
                                                             Equals: EBDITA (adjusted)                $__________

                                                             $__________/      $__________    =    __________
                                                             EBDITA(Adjusted)  Interest Expense    Ratio
-----------------------------------------------------------------------------------------------------------------------------------
7. No more than $150,000 total Indebtedness (including       Indebtedness to 1st Tech:   $__________                      Yes   No
all funded and trade debt) to both Borrowers in the          Indebtedness to Darkhorse:  $__________
aggregate from Guarantor shall be outstanding at any         Total:                      $__________
time.*
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL. The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

/ / No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

/ / A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

           /  /  was cured on _____________.
           /  /  was waived by Bank in writing on _____________.
           /  /  is continuing.

           Description of Event of Default: ___________________________________

                                     ANNEX I

                                 Loan Documents

"Loan Documents" includes, but is not limited to, the following:

1.   Agreement

2.   Note

3.   Lockbox Processing Agreement

4.   Guaranty by Guarantor

5. Pledge of 50% of Guarantor's stock held by Gary Pankonien after merger, related agreements

6.   Borrowing Base Report; Daily Collateral Certificate Compliance Certificate

7. For each Borrower in Proper Form: General Security Agreement (all accounts and general intangibles; inventory and equipment); Deposit account (Collection Account) Financing Statements

8.   Financing Statements

9. Certified Copies of Organizational and Authority Documents (including without limitation all documents, agreements, certificates and legal opinions requested by Bank in connection with transactions described in the Preliminary Statement)

10.  Insurance policies and certificates

11.  Financial Statements of Borrower and Guarantor

12.  UCC search






                     Loan Documents - ANNEX I   Page 1 of 1

                                    ANNEX II

                                  Subsidiaries

             IF NONE AS OF THE EFFECTIVE DATE, CHECK     X     NONE
                                                       -----

Subsidiary Name          Sub of which        State Where
and Address              Borrower            Incorporated        %Owned
-----------              --------            ------------        ------


















                             ANNEX II   Page 1 of 1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment" or First Amendment") dated as of November 14, 1996 ("Effective Date"), is between 1ST TECH CORPORATION ("1st Tech"), a Delaware corporation, DARKHORSE SYSTEMS, INCORPORATED ("Darkhorse"), a Delaware corporation (jointly and severally, "Borrowers" and each a "Borrower"); TANISYS TECHNOLOGY, INC., a Wyoming corporation ("Guarantor") and THE CHASE MANHATTAN BANK, a New York state bank, successor by merger of Chemical Bank ("BANK").

PRELIMINARY STATEMENT. Borrowers and Bank entered into a Credit Agreement dated as of May 20, 1996 (as amended by this and prior amendments, "Credit Agreement" or "Agreement"). In this Amendment, all capitalized terms defined in the Credit Agreement and not otherwise defined herein have the same meanings as in the Credit Agreement, and each Section, Exhibit and similar reference is to the Credit Agreement as amended. Borrowers and Bank have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, modify certain financial covenants, provide for waivers of certain prior period defaults, and modify the Borrowing Base to include certain receivables of Darkhorse.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Borrowers and Bank agree as follows:

1. The last sentence of Section 1.2(a) is amended to read: "The Borrowing Base shall include Accounts of both Borrowers."

2. Exhibit B is replaced with Exhibit B attached to this Amendment. The Borrowing Base certificate included in Exhibit A is replaced with the Borrowing Base Certificate attached to this Amendment.

3. Limited Waivers. Borrowers have reported that as of August 31, 1996 and September 30, 1996 the Tangible Net Worth of 1st Tech is below the amount agreed to in the Agreement. Borrowers have requested and Bank has agreed to waive the foregoing prior period default, for the specific instances described for those prior periods only, subject to the terms of this waiver provision. This waiver is subject to the conditions and understandings of Borrowers that: (i) no other waivers are promised by the Bank; (ii) Bank understands the requested waivers to address all defaults as to covenants, representations and warranties known to Borrowers as of the Date of this Amendment, Borrowers having represented that in all other respects no Event of Default has occurred and is continuing; (iii) Borrowers will not in any way rely upon the any future waiver of any default; and (iv) any future delay or election not to exercise rights by the Bank shall not be deemed any waiver of rights. Bank's rights in the event of a default are set out in the Agreement, Note and the other Loan Documents. This provision is the only evidence of Bank's waiver.

4. Confirmation of Security Interests. No security interest, lien, or other interest granted by Borrowers, any guarantor or other person to Bank is released or limited in connection with the execution of this Amendment. Borrowers confirm and ratify each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the Credit Agreement, each prior amendment and each note and loan heretofore governed by the Credit Agreement, each in accordance with its stated terms. Borrowers represent and warrant that each guaranty executed in connection with, related to, or securing the Credit Agreement, each prior amendment and each note and loan heretofore governed by the Credit Agreement, each in accordance with its stated terms. Borrowers represent and warrant that each guaranty executed in connection with, related to, or securing the Credit Agreement, each prior amendment and each note and loan heretofore governed by the Credit Agreement, remains in force as of the Effective Date of this Amendment, in accordance with its stated terms.

5. Borrowers represent and warrant to Bank that after giving effect to this Amendment that the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date. Each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

6    This Amendment shall become effective as of its Effective Date upon execution and delivery by each of the parties named in the signature lines below, and "Agreement" and "Credit Agreement" as used in the Credit Agreement and this Amendment shall refer to the Credit Agreement as amended by this Amendment. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

7. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES); PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE ALL "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of its Effective Date.

BORROWER: 1ST TECH CORPORATION


By:  /s/ JOE O. DAVIS
   -------------------------------------
Name:  Joe O. Davis
Title:  Senior V.P. & CFO


BORROWER: DARKHORSE SYSTEMS, INCORPORATED


By:  /s/ JOE O. DAVIS
   -------------------------------------
Name:     Joe O. Davis
Title:    Senior V.P. & CFO


BANK:     THE CHASE MANHATTAN BANK
          successor by merger of Chemical Bank


By:  /s/ GEORGE LOUIS MCKINLEY
   -------------------------------------
Name:     George Louis McKinley
Title:    Vice President

EXHIBIT D: 1ST TECH CORPORATION, DARKHORSE SYSTEMS, INCORPORATED, TANISYS TECHNOLOGY, INC.
                    REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND
   COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD ENDING _____, 199__ ("END DATE")

A.  REPORTING PERIOD. Borrowers will provide this Exhibit completed in Proper Form with each financial statement delivered under the Agreement.

THIS REPORT IS FOR THE    / / MONTH     / / FISCAL YEAR     ("REPORTING PERIOD") ENDING __________, 199_ ("END DATE").
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
B.  FINANCIAL REPORTING. The following financial information will be provided within the times indicated                 COMPLIANCE
------------------------------------------------------------------------------------------------------------------------
     WHO                          WHEN DUE                                          WHAT                                  (Circle):
-----------------------------------------------------------------------------------------------------------------------------------
EACH BORROWER      (i) Within 90 days of fiscal year end     GAAP financial statements (balance sheet, income             Yes   No
                                                             and cash flow statements) audited (with unqualified
                                                             opinion) by independent CPAs satisfactory to Bank, with
                                                             Compliance Certificate
                   ----------------------------------------------------------------------------------------------------------------
                   (ii) Within 20 days of each month End     Unaudited monthly and YTD financial statements with          Yes   No
                   Date including FYE month                  Compliance Certificate
                   ----------------------------------------------------------------------------------------------------------------
                   (iii) Within 15 days of each month End    Borrowing Base Report with A/R aging and listing,            Yes   No
                   Date including FYE month                  inventory report, and A/P listing (refer to Exhibit A)
                   ----------------------------------------------------------------------------------------------------------------
                   (iv)  Each Business Day                   Daily Collateral Certificate (refer to Exhibit A)            Yes   No
-----------------------------------------------------------------------------------------------------------------------------------
GUARANTOR          (v)   Within 90 days of fiscal year end   GAAP financial statements (balance sheet, income and cash    Yes   No
                                                             flow statements) audited (with unqualified opinion) by
                                                             independent CPAs satisfactory to Bank
                   ----------------------------------------------------------------------------------------------------------------
                   (vi)  Within 10 days of filing            All Forms 10-K, 10-Q and 8-K                                 Yes   No
-----------------------------------------------------------------------------------------------------------------------------------
EACH BORROWER      (vii) Within 90 days of the end of each   2 year forward projections of Borrowers' and Guarantor's     Yes   No
and GUARANTOR      FYE and mid FY quarter end                balance sheet, income statement and cash flow statement,
                                                             by quarter, prepared on same basis as projections provided to Lenders prior to execution of this Agreement
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

C.  FINANCIAL COVENANTS. Borrowers and Guarantor will comply with the following financial covenants, applying GAAP,      COMPLIANCE
the definitions in Section 8, and THE CALCULATIONS AND ADJUSTMENTS FROM THE ACTUAL REPORTED COLUMN BELOW (fiscal periods refer to Borrower's fiscal periods).
------------------------------------------------------------------------------------------------------------------------
REQUIRED. Each applies at all times and is reported          ACTUAL REPORTED.  For current Reporting Period or as         (Circle):
as indicated:                                                of the End Date, as appropriate:
-----------------------------------------------------------------------------------------------------------------------------------
1. Borrowers shall maintain a combined Tangible Net          Stockholder's Equity                $__________              Yes   No
Worth as adjusted of at least $3,000,000.00 as of 9/30/95,   Minus:   Goodwill                   $__________
PLUS, as of the end of each fiscal quarter thereafter,                Other Intangible Assets    $__________
beginning with the quarter ending 12/31/96, $150,000                  Loans/Advances to
per quarter                                                             Equity holders           $__________
                                                                      Loans to Affiliates        $__________
                                                             Plus:    Subordinated Debt          $__________
Please indicate requirements:
                                                             = Tangible Net Worth as adjusted         $__________
     $3,000,000
   + __________ at $150,000/quarter beginning 12/31/96

   = __________ Required this quarter end

-----------------------------------------------------------------------------------------------------------------------------------
2. Borrowers shall have a combined ratio of EBDITA           Net Income for prior 3 months            $__________         Yes   No
(Adjusted) to interest expense of at least 1.25:1.00,        Plus:    Tax Expense                     $__________
as of the end of each month.                                          Interest Expense                $__________
                                                                      Depreciation/Amortization       $__________
                                                             Minus:   Capital expenditures            $__________
                                                                      Nonrecurring Items              $__________
                                                             Equals: EBDITA (adjusted)                $__________

                                                             $__________/      $__________    =    __________
                                                             EBDITA(Adjusted)  Interest Expense    Ratio
-----------------------------------------------------------------------------------------------------------------------------------
3. No more than $150,000 total Indebtedness (including       Indebtedness to 1st Tech:   $__________                      Yes   No
all funded and trade debt) to both Borrowers in the          Indebtedness to Darkhorse:  $__________
aggregate from Guarantor shall be outstanding at any         Total:                      $__________
time.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL. The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

/ / No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

/ / A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

           /  /  was cured on _____________.
           /  /  was waived by Bank in writing on _____________.
           /  /  is continuing.

           Description of Event of Default: ___________________________________

Executed _______________, 19___.


BORROWER: 1ST TECH CORPORATION         BORROWER: DARKHORSE SYSTEMS, INCORPORATED

BY: /s/ Joe O. Davis                   BY: /s/ Joe O. Davis
   -----------------------------           -------------------------------------

NAME: Joe O. Davis                     NAME: Joe O. Davis
     ---------------------------            ------------------------------------

TITLE: Sr. VP & CFO                    TITLE: Sr. VP & CFO
      --------------------------             -----------------------------------